FIRST AMENDMENT TO LOAN AGREEMENT


         THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment") dated as of February 2, 1999, is by and between Hydrochem Industrial Services, Inc., a Delaware corporation (the "Borrower") and Bank One, Texas, National Association (the "Lender").

                                   WITNESSETH:

         WHEREAS, the Borrower and the Lender have entered into that certain Loan Agreement dated as of July 17, 1998, pursuant to which the Lender agreed to make a loan to the Borrower pursuant to the terms thereof (the "Loan Agreement"); and

         WHEREAS, the Borrower and the Lender desire to amend the Loan Agreement as hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower and the Lender hereby agree as follows:

         1.       Amendments to Loan Agreement.

                  (a) Section 1.1 of the Loan Agreement (Definitions) is hereby amended effective as of September 30, 1998, as follows:

                           (i)      The definition of "Capital Expenditures" is
amended by adding the clause ", and related furniture, office equipment, computers and computer software" after the word Project in the sixth line thereof.

                           (ii)     The definition of "EBITDA" is hereby amended
and restated in its entirety as follows: "`EBITDA' means for the applicable period, earnings before depreciation, amortization, interest expense, taxes and extraordinary gains, plus certain restructuring and special charges accrued in 1998 up to a maximum of $1,000,000."

                  (b) Section 2.3(b)(i) of the Loan Agreement (Term Loan Repayment) is amended to reflect September 30, 2006 as the "Term Loan Maturity Date."

                  (c) Section 6.12 of the Loan Agreement (Restrictions on Fundamental Changes) is hereby amended by adding the clause "and except for the purchase of the assets and assumption of certain liabilities of Valley Systems, Inc. and Valley Systems of Ohio, Inc." at the end thereof.

                  (d) Section 6.13 of the Loan Agreement (Liens) is hereby amended by adding the clause "and except for Liens on assets of Valley Systems, Inc. or Valley Systems of Ohio, Inc. existing at the time of the purchase of the assets of such entities" after the word "Indenture" in the fifth line thereof.

                  (e) Section 6.19 of the Loan Agreement (Minimum Consolidated Net Worth) is hereby amended and restated in its entirety effective December 31, 1998, as follows:

         "Section 6.19. Minimum Consolidated Net Worth The Borrower shall not permit its Consolidated Net Worth to be less than the greater of (i) $13,000,000, or (ii) ninety-five percent (95%) of its actual net worth as of December 31, 1998, plus fifty percent (50%) of positive net income since December 31, 1998, plus one hundred percent (100%) of the net proceeds of any stock issuance."

         2. Waiver. The Lender hereby waives the Borrower's  non-compliance with
Section 6.20 (Fixed Charge Coverage Ratio) for the fiscal quarter ending December 31, 1998, only.

         3. Reaffirmation of Representations and Warranties. To induce the Lender to enter into this Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties in their entirety contained in the Loan Agreement and in all other documents executed pursuant thereto (except to the extent such representations and warranties relate solely to an earlier date in which case they shall have been true and accurate in all material respects as of such earlier date) and additionally represents and warrants as follows:

                  (a) The execution and delivery of this Amendment and the performance by the Borrower of its obligations under this Amendment and the Loan Agreement as amended hereby are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental and other approvals (if any shall be required), and do not and will not contravene or conflict with the governance documents of the Borrower or any provision of law, any presently existing requirement or restriction imposed by any judicial, arbitral, regulatory or governmental instrumentality or constitute a default under, or result in the creation or imposition of any Lien other than a Permitted Lien upon any property or assets of the Borrower or the Guarantor under, any agreement, instrument or indenture by which the Borrower or the Guarantor is bound;

                  (b) This Amendment has been duly executed and delivered on behalf of the Borrower and this Amendment and the Loan Agreement, as amended hereby, are the legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws and equitable principles affecting the enforcement of creditors' rights generally; and

                  (c) No Default or Event of Default has occurred and is continuing after giving effect to this Amendment.

         4. Conditions. The effectiveness of this Amendment is subject to the following conditions, all in form and substance satisfactory to the Lender:

                  (a)      The Lender shall have received:

                           (i)      Consent of Guarantor. The Guarantor shall
consent to this Amendment by executing and delivering to the Lender the Consent and Acknowledgment attached hereto;

                           (ii)     Certificate  of  Officer  of  Borrower.    A
certificate  of  the  Secretary or Assistant  Secretary  and  the  President  or
Vice President of the Borrower containing specimen signatures of the persons authorized to execute this Amendment on the Borrower's behalf and any other documents provided for herein, together with (x) copies of resolutions of the Board of Directors of the Borrower authorizing the execution and delivery of this Amendment and of all other legal documents or proceedings taken by the Borrower in connection with the execution and delivery of this Amendment, and (y) copies of the Borrower's Certificate of Incorporation, certified by the Secretary of State of Delaware, and Bylaws, to the extent amended since July 17, 1998; and

                           (iii)    Certificate  of Existence and Good Standing.
A certificate of existence and good standing from the Secretary of State of the State of Delaware with respect to the Borrower.

                  (b) All legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Lender.

         5. Reaffirmation of Loan Agreement. This Amendment shall be deemed to be an amendment to the Loan Agreement, and the Loan Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Loan Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Loan Agreement as amended hereby.

         6. Defined Terms. Except as amended hereby, terms used herein when defined in the Loan Agreement shall have the same meanings herein unless the context otherwise requires.

         7.       Governing Law; Arbitration; Submission to Jurisdiction.

                  (a) The Loan Agreement, as amended hereby, and the other Loan Documents, and the rights and duties of the parties thereto, shall be construed in accordance with and governed by the internal laws of the State of Texas.

                  (b) EACH PARTY HERETO HEREBY WAIVES ITS RIGHT TO RESOLVE DISPUTES, CLAIMS, AND CONTROVERSIES ARISING FROM THE LOAN AGREEMENT, AS AMENDED HEREBY, ANY OTHER LOAN DOCUMENT OR ANY MATTER IN CONNECTION THEREWITH, INCLUDING, WITHOUT LIMITATION, CONTRACT DISPUTES AND TORT CLAIMS, THROUGH ANY COURT PROCEEDING OR LITIGATION AND ACKNOWLEDGES THAT ALL SUCH DISPUTES, CLAIMS AND CONTROVERSIES SHALL BE RESOLVED PURSUANT TO THIS SECTION, EXCEPT THAT EQUITABLE RELIEF AND CERTAIN OTHER RIGHTS AND REMEDIES SET FORTH BELOW MAY BE SOUGHT FROM ANY COURT OF COMPETENT JURISDICTION. The Borrower represents to the Lender and the Lender represents to the Borrower that this waiver is made knowingly and voluntarily after consultation with and upon advice of counsel and is a material part of this Agreement. All such disputes,claims and controversies shall be resolved by binding arbitration pursuant to the commercial rules of the American Arbitration Association ("AAA"). Any arbitration proceeding held pursuant to this arbitration provision shall be conducted in Houston, Texas or at any other place selected by mutual agreement of the Lender and the Borrower. No act to take or dispose of any collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This arbitration provision shall not limit the right of either party during any dispute, claim or controversy to seek, use, and employ ancillary or preliminary rights and/or remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting, foreclosing upon or proceeding under forcible entry and detainer for possession of, any real or personal property, and any such action shall not be deemed an election of remedies. Such remedies include, without limitation, obtaining injunctive relief or a temporary restraining order, invoking a power of sale under any deed of trust or mortgage, obtaining a writ of attachment or imposition of a receivership or exercising any rights relating to personal property, including exercising the right of set-off or taking or disposing of such property with or without judicial process pursuant to the uniform commercial code. Any disputes, claims or controversies concerning the lawfulness or reasonableness of an act or exercise of any right or remedy concerning any collateral, including any claim to rescind, reform or otherwise modify any agreement relating to the collateral, shall also be arbitrated; provided, however that no arbitrator shall have the right or the power to enjoin or restrain any act of either party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act (Title 9 of the United States Code) shall apply to the construction, interpretation, and enforcement of this arbitration provision.

                  (c) To the fullest extent permitted by applicable law, each of the Borrower and the Lender agrees that any court proceeding or litigation permitted by Section 7(b) may be brought and maintained in the courts of the State of Texas sitting in Harris County or the United States District Court for the Southern District of Texas. To the fullest extent permitted by applicable law, each of the Borrower and the Lender hereby expressly and irrevocably submits to the jurisdiction of the courts of the State of Texas and the United States District Court for the Southern District of Texas for the purpose of any such litigation as set forth above and irrevocably agrees to be bound by any judgment rendered thereby in connection with such litigation. To the fullest extent permitted by applicable law, each of the Borrower and the Lender further irrevocably consents to the service of process, by registered mail, postage prepaid or by personal service within or without the State of Texas. To the fullest extent permitted by applicable law, each of the Borrower and the Lender hereby expressly and irrevocably waives any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum. To the extent that the Borrower or the Lender has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, each of the Borrower and the Lender hereby irrevocably waives to the fullest extent permitted by applicable law, such immunity in respect of its obligations under this Agreement.

                  (D) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY (BY ITS ACCEPTANCE HEREOF) WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY COURT PROCEEDING OR LITIGATION PERMITTED BY SECTION 7(B) AND WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, ANY OTHER RELATED DOCUMENT OR ANY RELATIONSHIP BETWEEN THE LENDER, THE BORROWER, AND/OR THE GUARANTOR, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR DISPUTE TO THE EXTENT PERMITTED BY SECTION 7(B) SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE LENDER TO PROVIDE THE LOAN.

         8. Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, each of which when executed shall be deemed an original but all such counterparts taken together shall constitute one and the same Amendment.

         9. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         10. Headings. Section headings used in this Amendment are for reference only and shall not affect the construction of this Amendment.

         11. Notice of Entire Agreement. This Amendment, together with the other Loan Documents, constitute the entire understanding among the Borrower and the Lender and supersedes all earlier or contemporaneous agreements, whether written or oral, concerning the subject matter of the Amendment and the other Loan Documents. THIS WRITTEN AMENDMENT TOGETHER WITH THE OTHER LOAN DOCUMENTS REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

                                   BORROWER:
                                   HYDROCHEM INDUSTRIAL SERVICES, INC., a
                                   Delaware corporation


                                   By:      /s/ Selby F. Little, III
                                            ----------------------------
                                   Name:    Selby F. Little, III
                                   Title:   Executive Vice President and Chief
                                            Financial Officer

                                   LENDER:

                                   BANK ONE, TEXAS, NATIONAL ASSOCIATION,


                                   By:      /s/ John E. Elam, Jr.
                                            -------------------------
                                   Name:    John E. Elam, Jr.
                                            Title:   Vice President

                           CONSENT AND ACKNOWLEDGMENT

         The undersigned Guarantor, by its signature hereto, acknowledges and agrees to the terms and conditions of that certain First Amendment to Loan Agreement (the "Amendment") dated as of February 2, 1999, by and between Hydrochem Industrial Services, Inc., a Delaware corporation (the "Borrower") and Bank One, Texas, National Association (the "Lender"). The undersigned acknowledges and reaffirms its obligations under its Guaranty (the "Guaranty") and agrees that the Guaranty shall remain in full force and effect. Although the undersigned Guarantor has been informed by the Borrower of the matters set forth in the Amendment, and the undersigned has acknowledged and agreed to same, the undersigned understands and agrees that the Lender has no duty to notify the Guarantor or to seek the Guarantor's acknowledgment or agreement, and nothing contained herein shall create such a duty as to any transactions hereafter.

         Dated as of February 2, 1999.

                                   HYDROCHEM INTERNATIONAL, INC., a
                                   Delaware corporation



                                   By:      /s/ Selby F. Little, III
                                            ----------------------------
                                   Name:    Selby F. Little, III
                                   Title:   Executive Vice President and Chief
                                            Financial Officer